# Grant Park Fund

## Class A, B, Legacy 2, Global 2 and Global 3 Units

Monthly Performance Report • June 2014



Consider your alternatives. Invest smarter.®

GRANT PARK FUND

DCM Brokers, LLC
Member FINRA/SIPC
Servicing Agent
626 W. Jackson, Suite 600
Chicago, IL 60661

## Market Commentary: June 2014

**Currencies:** The British pound strengthened against counterparts after the U.K. government reported bullish economic data and in anticipation the Bank of England would soon announce an interest rate hike. The New Zealand dollar also moved higher, propelled by strong economic data from the region and by increased demand for higher-yielding assets. The U.S. dollar weakened sharply in anticipation the U.S. Federal Reserve will delay raising interest rates longer than was previously expected.

**Energy:** Crude oil markets rallied nearly 3% because of supply concerns related to the escalating violence in Iraq. Natural gas markets fell to a 5-week low, pressured by increased supplies in the U.S. and cool temperatures on the East Coast.

**Equities:** Global equity markets were mixed. U.S. markets posted strong rallies while Eurozone markets finished lower due to disappointing retail sales data and uncertainty surrounding the region's economic outlook. In Asia, the Japanese Nikkei 225 Index rose to 5-month highs, fueled by speculation the Bank of Japan will augment monetary expansion to stimulate growth.

**Fixed Income:** U.S. Treasury markets generally finished lower due to weak demand during a recent Treasury auction and on decreased demand for safe-haven assets amidst the U.S. equity market rally. German Bund prices rallied following weak economic data from the Eurozone.

**Grains/Foods:** The U.S. grains markets experienced a sector-wide selloff as favorable weather conditions and reports from the U.S. Department of Agriculture showed larger-than-expected supplies. In the foods markets, coffee and sugar prices declined sharply following reports of favorable growing conditions in Brazil, a condition likely to increase future supplies.

**Metals:** Gold and silver markets rallied nearly 6% and 12%, respectively, on increased demand for dollar-hedging assets. Turmoil in the Middle East played a role in driving precious metals higher. In the base metals markets, copper prices rose due to data which showed Chinese inventories declined.

### A Units (Closed to New Investment)

| 2000 | 2001 | 2002 | 2003 | 2004 | 2005 | 2006 | 2007 | 2008 | 2009 |
|---|---|---|---|---|---|---|---|---|---|
| 11.0% | 7.0% | 15.3% | 20.0% | -7.6% | -3.4% | 9.1% | 12.6% | 19.9% | -9.2% |

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2010 | -8.0% | 0.6% | 4.1% | 1.8% | -3.8% | -0.2% | -1.7% | 2.8% | 3.2% | 4.3% | -2.6% | 4.6% | **4.5%** |
| 2011 | -0.5% | 2.3% | -2.5% | 3.8% | -6.9% | -3.8% | 3.0% | -1.8% | -1.6% | -4.5% | -0.6% | 0.0% | **-13.0%** |
| 2012 | 0.0% | 0.8% | -2.2% | 0.0% | 6.2% | -4.9% | 3.6% | -1.3% | -2.1% | -5.6% | -0.6% | 0.5% | **-6.1%** |
| 2013 | 1.5% | -2.9% | 1.2% | 1.0% | -2.8% | -3.1% | -0.2% | -2.2% | -0.9% | 1.6% | 2.2% | 0.9% | **-3.8%** |
| 2014 | -4.8% | 1.2% | -2.9% | 0.1% | 0.9% | 0.6% | | | | | | | **-4.9%** |

### B Units (Closed to New Investment)

| 2003 | 2004 | 2005 | 2006 | 2007 | 2008 | 2009 |
|---|---|---|---|---|---|---|
| 7.7% | -8.4% | -4.3% | 8.3% | 11.8% | 18.9% | -9.9% |

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2010 | -8.0% | 0.6% | 4.0% | 1.7% | -3.9% | -0.3% | -1.7% | 2.7% | 3.2% | 4.3% | -2.6% | 4.5% | **3.8%** |
| 2011 | -0.6% | 2.2% | -2.5% | 3.7% | -7.0% | -3.8% | 3.0% | -1.9% | -1.7% | -4.6% | -0.6% | -0.1% | **-13.5%** |
| 2012 | -0.1% | 0.7% | -2.3% | -0.1% | 6.1% | -4.9% | 3.5% | -1.4% | -2.2% | -5.7% | -0.7% | 0.5% | **-6.7%** |
| 2013 | 1.4% | -2.9% | 1.2% | 1.0% | -2.9% | -3.2% | -0.3% | -2.3% | -0.9% | 1.6% | 2.2% | 0.8% | **-4.4%** |
| 2014 | -4.8% | 1.1% | -2.9% | 0.1% | 0.9% | 0.5% | | | | | | | **-5.2%** |

### Legacy 2 Units

| 2009 |
|---|
| --3.6% |

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2010 | -7.8% | 0.8% | 4.1% | 1.7% | -3.5% | -0.1% | -1.5% | 2.8% | 3.2% | 4.3% | -2.3% | 4.6% | **5.7%** |
| 2011 | -0.4% | 2.3% | -2.2% | 3.8% | -6.6% | -3.7% | 3.2% | -1.7% | -1.6% | -4.4% | -0.4% | 0.1% | **-11.4%** |
| 2012 | 0.2% | 1.0% | -2.0% | 0.2% | 6.2% | -4.6% | 3.7% | -1.1% | -1.9% | -5.5% | -0.5% | 0.7% | **-4.3%** |
| 2013 | 1.6% | -2.7% | 1.4% | 1.2% | -2.7% | -2.9% | -0.1% | -2.1% | -0.7% | 1.8% | 2.4% | 1.0% | **-1.9%** |
| 2014 | 1.6% | 1.4% | -2.7% | 0.3% | 1.1% | 0.7% | | | | | | | **-4.0%** |

### Global 2 Units

| 2009 |
|---|
| --4.6% |

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2010 | -7.8% | 0.7% | 3.6% | 1.5% | -2.2% | 0.3% | -2.5% | 2.7% | 1.9% | 3.7% | -2.2% | 3.6% | **2.6%** |
| 2011 | -0.8% | 2.0% | -1.9% | 2.9% | -6.5% | -3.4% | 3.1% | -1.3% | -1.4% | -4.0% | -0.4% | 0.0% | **-11.4%** |
| 2012 | 0.4% | 0.9% | -2.0% | 0.3% | 6.3% | -4.6% | 3.8% | -1.2% | -1.9% | -5.4% | -0.5% | 0.7% | **-3.5%** |
| 2013 | 1.7% | -2.6% | 1.5% | 1.2% | -2.6% | -2.8% | 0.0% | -2.0% | -0.6% | 1.8% | 2.4% | 1.1% | **-1.4%** |
| 2014 | 1.7% | 1.4% | -2.7% | 0.3% | 1.1% | 0.7% | | | | | | | **-3.8%** |

### Global 3 Units

| 2009 |
|---|
| -6.0% |

| | Jan | Feb | Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | YTD |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| 2010 | -8.0% | 0.5% | 3.4% | 1.3% | -2.4% | 0.1% | -2.7% | 2.5% | 1.8% | 3.5% | -2.3% | 3.4% | **0.7%** |
| 2011 | -0.9% | 1.8% | -2.0% | 2.8% | -6.7% | -3.5% | 2.9% | -1.4% | -1.5% | -4.2% | -0.6% | -0.1% | **-13.0%** |
| 2012 | 0.2% | 0.8% | -2.1% | 0.1% | 6.2% | -4.7% | 3.7% | -1.3% | -2.0% | -5.5% | -0.6% | 0.6% | **-5.2%** |
| 2013 | 1.5% | -2.8% | 1.3% | 1.1% | -2.8% | -3.0% | -0.2% | -2.2% | -0.8% | 1.6% | 2.3% | 1.0% | **-3.1%** |
| 2014 | -4.8% | 1.2% | -2.8% | 0.2% | 1.0% | 0.6% | | | | | | | **-4.6%** |

## A, B and Legacy Units

### Trading Performance by Sector


4.0%
2.0%
0.0%
-2.0%
-4.0%
Currencies
Energy
Equity Indices
Fixed Income
Grains/ Foods
Metals
June
YTD

Performance reported is gross of fees and expenses.

### Monthly Exposure by Sector

| Currencies | Energy | Equity Indices | Fixed Income | Grains/Foods | Metals |
|---|---|---|---|---|---|
| 24% | 14% | 22% | 25% | 9% | 6% |

## Global Units

### Trading Performance by Sector


4.0%
2.0%
0.0%
-2.0%
-4.0%
Currencies
Energy
Equity Indices
Fixed Income
Grains/ Foods
Metals
June
YTD

Performance reported is gross of fees and expenses.

### Monthly Exposure by Sector

| Currencies | Energy | Equity Indices | Fixed Income | Grains/Foods | Metals |
|---|---|---|---|---|---|
| 24% | 14% | 22% | 25% | 9% | 6% |

### Sector Positions at Month-End


Commodities 29%
Financials 71%
Energies 14%
Grains 9%
Metals 6%
Currencies 24%
Equities 22%
Fixed Income 25%
Jul 13
Aug 13
Sep 13
Oct 13
Nov 13
Dec 13
Jan 14
Feb 14
Mar 14
Apr 14
May 14
Jun 14
Short position
Long position

## Understand your Risks

- Performance can be volatile and you could lose all or substantially all of your investment in the Grant Park Fund.
- No secondary market exists for Grant Park. Additionally, redemptions are prohibited for three months following subscription and may result in early redemption fees during the first year for some units.
- Trading in the futures markets, from a macro perspective, results in a zero-sum economic outcome, in that every gain is offset by an equal and opposite loss. Grant Park therefore bears the risk that, on every trade, whether long or short, it will incur the loss.
- Commodity futures trading may be illiquid.
- An investment in Grant Park is speculative and leveraged; as a result of this leverage, the velocity of potential losses may accelerate and cause you to incur significant losses.
- Grant Park pays substantial fees and expenses, including fees to its trading advisors, which must be offset by trading profits and interest income.
- Grant Park invests in foreign securities, which are subject to special risks, such as currency fluctuations, different financial and regulatory standards, and political instability.
- Grant Park's use of multiple trading advisors may result in Grant Park taking offsetting trading positions, thereby incurring additional expenses with no net change in holdings.
- You will have no right to participate in the management of Grant Park.
- The structure and operation of Grant Park involves several conflicts of interest.
- Your annual tax liability may exceed cash distributions to you.

## Grant Park Fund At-A-Glance

| Product | Legacy Units | Global Units | | A and B Units |
|---|---|---|---|---|
| Class | 2 | 2 | 3 | Closed to New Investment |
| Account Type | Fee-based | Fee-based | Commission-based | |
| Minimum Investment | $10,000 | $5,000 | $5,000 | |
| Retirement Account | $1,000 | $1,000 | $1,000 | |
| Trading Strategy | Traditional, systematic, medium- to long-term trend-trading philosophy employed by Grant Park for the past 20 years. | Traditional, systematic, medium- to long-term trend-trading philosophy combined with a systematic, pattern recognition model focused on shorter timeframes. | | |
| Breakeven Level | 5.10% | 4.50% | 6.41% | |
| Redemptions | Monthly after 90 days | Monthly after 90 days | Monthly after 90 days | |
| Penalty | No | No | 1.5% on a declining scale 0.5% per quarter | |
| Sectors Traded | 6 | 6 | 6 | |
| Eligibility | Varies by state, but not less than $250k net worth or $70k net worth and $70k income. No investor should invest more than 10% of his/her net worth. | Varies by state, but not less than $250k net worth or $70k net worth and $70k income. No investor should invest more than 10% of his/her net worth. | | |

## Statistics

| Statistics Since Inception - Class A Units[1] January 1989 - June 2014 | |
|---|---|
| Total Fund Assets (A,B, Legacy, Global) | $326M |
| 12-Month Return | -3.6% |
| Average 12-Month Return | 15.2% |
| 36-Month Cumulative Return | -18.9% |
| 60-Month Cumulative Return | -22.8% |
| Compounded Annualized ROR | 11.0% |
| 3-Year Compounded Annualized ROR | -6.8% |
| 5-Year Compounded Annualized ROR | -5.0% |
| 10-Year Compounded Annualized ROR | 0.9% |
| Worst Drawdown (5/89 - 10/89) | -38.9% |
| Worst Drawdown Last 5 Years (1/09 - 3/14) | -30.3% |
| Average 1-month Gain | 6.1% |
| Average 1-month Loss | -4.1% |
| # of Winning Months | 158 |
| # of Losing Months | 148 |

| Correlation Analysis: Class A Units[1] and S&P Total Return Index[2] July 2004 - June 2014 | | |
|---|---|---|
| ↑ ↓ | Moved in Opposite Directions | 41% |
| ↑ ↑ | Positive Results for Both | 37% |
| ↓ ↓ | Negative Results for Both | 22% |

[1] Class A Units are closed to new investment. New investors are expected to invest in the Legacy or Global units, which have lower fees and expenses.
[2] It is not possible to directly invest in an index.

## Glossary

The following glossary may assist prospective investors in understanding certain terms used in this presentation; please refer to Appendix E in the prospectus for a more complete glossary of additional terms relevant to this offering:

**Average 12-Month Return:** The average (arithmetic mean) return of all rolling 12-month periods over the investment track record. This is calculated by summing all 12-month period returns and then dividing by the number of 12-month periods. This simple average does not take into account the compounding effect of investment returns.

**Compounded Annualized Rate of Return (ROR):** This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

**Correlation:** This is the tendency for the returns of two assets, such as a portfolio and an index, to move together relative to their average. The measurement of this statistic (the correlation coefficient) can range from -1 (perfect negative correlation, one goes up the other down) to 1 (perfect positive correlation, both moving in the same direction). A correlation of 0 means no relationship can be found between the movement in the index and the movement in the portfolio's performance.

**Drawdown:** A drawdown is any losing period during an investment's performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park's drawdowns are computed based on month-end equity values.

**Net Asset Value per Unit:** This is the total net asset value of a class of units divided by the aggregate number of units of such class outstanding as of the date noted.